Exhibit 24

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, and each person whose signature appears below constitutes and appoints Charles B. Blackmon his Attorney-in-Fact, with full power of substitution, for him in his name, place and stead, in any and all capacities, to sign any amendment to this report on Form 10-KSB, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and hereby ratifies and confirms all that said Attorney-In-Fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

    In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the Company and in the capacities and on the dates indicated.

Signature                        Title                        Date

/s/ Charles B. Blackmon          Chief Executive Officer,     March 31, 1998
--------------------------       President, Director and
Charles B. Blackmon              Chief Financial Officer

/s/ W. Roy Bennett
--------------------------       Director                     March 31, 1998
W. Roy Bennett

/s/ Raymond E. Dender
--------------------------       Director                     March 31, 1998
Raymond E. Dender

/s/ Crisp B. Flynt
--------------------------       Director                     March 31, 1998
Crisp B. Flynt

/s/ Harvey Goldstein
--------------------------       Director                     March 31, 1998
Harvey Goldstein

/s/ Arch W. McGarity
--------------------------       Director                     March 31, 1998
Arch W. McGarity

/s/ Philip J. Mouchet
--------------------------       Director                     March 31, 1998
Philip J. Mouchet

                  [REMAINING SIGNATURES ON NEXT PAGE]
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Signature                        Title                        Date

/s/ G. Niles Murray, III         Director                     March 31, 1998
----------------------------
G. Niles Murray, III


/s/ Robert H. Smalley            Director                     March 31, 1998
----------------------------
Robert H. Smalley


/s/ James E. Sutherland, Sr.     Director                     March 31, 1998
----------------------------
James E. Sutherland, Sr.


/s/ Frank Touchstone, Jr.        Director                     March 31, 1998
----------------------------
Frank Touchstone, Jr.


/s/ Eugene M. Weatherup, Sr.     Director                     March 31, 1998
----------------------------
Eugene M. Weatherup, Sr.